Prospectus
==========
                       FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (contracts) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (Variable Account Options, or individually, Option) or to our Fixed Accounts, or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the Funds or Fund). The Funds are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options available:

           .  Money Market    .  Investment Grade Bond
           .  High Income     .  Asset Manager
           .  Equity-Income   .  Index 500
           .  Growth          .  Contrafund
           .  Overseas        .  Asset Manager: Growth
           .  Balanced        .  Growth Opportunities
           .  Growth & Income

We currently offer Guaranteed Rate Options ("GRO") and a Systematic Transfer Option, together referred to as Fixed Accounts. Your allocation to a Guaranteed Rate Option accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (Market Value Adjustment) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (Minimum Value), less previous withdrawals and any applicable contingent withdrawal charges. Your allocation to the Systematic Transfer Option accumulates at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. You must transfer all contributions you make to the Systematic Transfer Option into other Investment Options within one year of contribution.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 182080, Columbus, OH 43218. The express mail address is Integrity Life Insurance Company, 200 East Wilson Bridge Road, Worthington, Ohio 43085. You may also call the following toll-free number: 1-800-325-8583.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated December 31, 1996, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Prospectus is December 31, 1996.

                               TABLE OF CONTENTS

PART 1 - SUMMARY                                          PAGE

Your Variable Annuity Contract.........................     1
Your Benefits..........................................     1
How Your Contract is Taxed.............................     1
Your Contributions.....................................     1
Your Investment Options................................     1
Variable Account Options...............................     1
Account Value, Adjusted Account Value and Cash Value...     2
Transfers..............................................     2
Charges and Fees.......................................     2
Withdrawals............................................     2
Your Initial Right to Revoke...........................     3
Table of Annual Fees and Expenses......................     4
Financial Information..................................     8

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company.......................     9
The Separate Account and the Variable Account Options..     9
Assets of Our Separate Account.........................     9
Changes In How We Operate..............................     9

PART 3 - YOUR INVESTMENT OPTIONS

The Funds..............................................    10
    The Funds' Investment Adviser......................    10
    Investment Objectives of the Portfolios............    12
Fixed Accounts.........................................    13
    Guaranteed Rate Options............................    14
    Renewals of GRO Accounts...........................    14
    Market Value Adjustments...........................    15
    Systematic Transfer Option.........................    15

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges...............................    16
Annual Administrative Charge...........................    16
Fund Charges...........................................    16
State Premium Tax Deduction............................    16
Contingent Withdrawal Charge...........................    16
Transfer Charge........................................    17
Hardship Waiver........................................    17
Tax Reserve............................................    18

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract......................    18
Your Account Value.....................................    18
Your Purchase of Units in Our Separate Account.........    19
How We Determine Unit Value............................    19
Transfers..............................................    20
Withdrawals............................................    20
Assignments............................................    20

                                                                PAGE

Death Benefits and Similar Benefit Distributions................  21
Annuity Benefits................................................  21
Annuities.......................................................  21
Annuity Payments................................................  22
Timing of Payment...............................................  23
How You Make Requests and Give Instructions.....................  23

PART 6 - VOTING RIGHTS

Fund Voting Rights..............................................  23
How We Determine Your Voting Shares.............................  23
How Fund Shares Are Voted.......................................  23
Separate Account Voting Rights..................................  24

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction....................................................  24
Your Contract is an Annuity.....................................  24
Taxation of Annuities Generally.................................  24
Distribution-at-Death Rules.....................................  25
Diversification Standards.......................................  26
Tax-Favored Retirement Programs.................................  26
    Individual Retirement Annuities.............................  26
    Tax Sheltered Annuities.....................................  27
    Simplified Employee Pensions................................  27
    Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans...................................  27
    Deferred Compensation Plans of State and Local Governments and
     Tax-Exempt Organizations...................................  27
Distributions Under Tax-Favored Retirement Programs.............  27
Federal and State Income Tax Withholding........................  28
Impact of Taxes to Integrity....................................  28
Transfers Among Investment Options..............................  28

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals..........................................  28
Dollar Cost Averaging...........................................  29
Systematic Transfer Program.....................................  29
Asset Rebalancing...............................................  29
Systematic Contributions........................................  30
Performance Information.........................................  30

Appendix A  -  Illustration of a Market Value Adjustment

   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 182080
Columbus, OH  43218
ATTN: Request for SAI of Separate Account I

Name:_________________________________________

Address:______________________________________

City:________________ State:___ Zip:__________

PART 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, we, our and us mean Integrity Life Insurance Company (Integrity), an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, you and your mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin.

Your retirement or endowment date (Retirement Date) will be the date you specify, but no later than your 98th birthday or earlier, if required by law.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the Fixed Accounts, or both. The Variable Account Options and the Fixed Accounts are together referred to as the Investment Options. Contributions may be allocated to up to nine Investment Options. See "Contributions Under Your Contract" in
Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a Portfolio. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a

Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the Fixed Accounts plus your values in the Variable Account Options is referred to as the Account Value. Your Adjusted Account Value is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your Cash Value is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options, or to transfer your Systematic Transfer Option contributions. See Part 8, "Dollar Cost Averaging," "Asset Rebalancing," and "Systematic Transfer Program."

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value in the Variable Account Options is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value in the Variable Account Options. See Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (Fidelity Management) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1995 was .76% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A sales charge of up to 8% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.

The free withdrawal amount is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to Fixed Accounts, we will refund to you the amount of your contributions.

TABLE OF ANNUAL FEES AND EXPENSES

Contract Owner Transaction Expenses
-----------------------------------


Sales Load on Purchases........................ $0
Deferred Sales Load (1)................ 8% Maximum
Exchange Fee (2)............................... $0

Annual Administrative Charge (3).............. $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
---------------------------------------------

Mortality and Expense Risk Fees.............. 1.20%
Administrative Expenses......................  .15%
Total Separate Account Annual Expenses....... 1.35%

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
---------------------------------------------

                                                  Other      Total Annual
                                                 Expenses       Expenses
                                  Management  After Expense  After Expense
                                    Fees(6)   Reimbursement  Reimbursement
                                  ----------  -------------  -------------
Money Market Portfolio...........     .24%        .09%          .33%
High Income Portfolio............     .60%        .11%          .71%(8)
Equity-Income Portfolio..........     .51%        .10%          .61%
Growth Portfolio.................     .61%        .09%          .70%
Overseas Portfolio...............     .76%        .15%          .91%
Investment Grade Bond Portfolio..     .45%        .14%          .59%
Asset Manager Portfolio..........     .56%        .10%          .66%(7)(8)(9)
Index 500 Portfolio..............     .09%        .19%          .28%(9)
Contrafund Portfolio.............     .61%        .11%          .72%(8)
Asset Manager: Growth Portfolio..     .49%        .41%          .90%(7)(8)(9)
Balanced Portfolio...............     .51%        .91%         1.42%(8)
Growth & Income Portfolio........     .51%        .49%         1.00%(8)
Growth Opportunities Portfolio...     .61%        .24%          .85%(8)(10)


------------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(5)  In the Funds' prospectus, see "Management, Distribution and Service Fees."


(6) Management fees for all Portfolios, other than Index 500 Portfolio, are calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the Portfolio's average net assets. The individual fund fee rate ranges from .03% to .45% and is shown by Portfolio on Page 10. The group fee rate is based on the average net assets of all mutual funds advised by Fidelity Management, and it drops as total assets under management increase. This rate cannot rise above .52% for Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios. It cannot rise above .37% for Money Market, High Income, and Investment Grade Bond Portfolios. The Money Market fee also includes an income based component. The income based component is 6% of that portion of the portfolio's gross yield which exceeds a 5% return (but capped at a maximum of .24%). The 1995 aggregate rates, comprised of the individual and group fee rates, are shown on page 10. Absent reimbursement, Index 500 Portfolio would have paid a monthly management fee at the annual rate of .28% of the Portfolio's average net assets. The management fees in the above table reflect management fees paid in 1995, except for the Growth & Income Portfolio.

(7) Effective August 1, 1996, the individual fund fee rates for both Asset Manager and Asset Manager: Growth dropped from .40% to .25% and .40% to .30%, respectively. The table has been restated to reflect the reduction in management fees for these Portfolios.

(8) A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses; total fund annual expenses actually were .83% for Growth Opportunities, and would have been .64% for Asset Manager Portfolio on a restated basis as explained above. The reduction in expenses for the High Income, Contrafund, Asset Manager: Growth, and Balanced Portfolios did not impact the total fund annual expense percentage, and is estimated not to impact the total fund annual expense percentage for Growth & Income Portfolio.

(9) The Portfolio's expenses were voluntarily reduced by the fund's investment adviser. Absent such reimbursement, management fees, other expenses, and total fund annual expenses would have been .28%, .19% and .47%, respectively for Index 500 Portfolio, and would have been .71%, .42% and 1.13%, respectively for Asset
Manager: Growth Portfolio for the year ended December 31, 1995.

(10) The fund's investment adviser has agreed to reimburse the Portfolio to the extent that total operating expenses exceed 1.00%. Even without this reimbursement, total operating expenses are estimated not to exceed 1.00% of average net assets.

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.


Expenses per $1,000 investment if you surrender your contract at the end of the applicable period:


Portfolio                    1 year     3 years    5 years    10 years
---------                    -------    -------    -------    --------

Money Market...............  $ 97.96    $115.54    $135.44     $206.36
High Income................  $101.86    $127.34    $155.29     $246.89
Equity-Income..............  $100.83    $124.25    $150.10     $236.37
Growth.....................  $101.76    $127.03    $154.77     $245.84
Overseas...................  $103.91    $133.51    $165.60     $267.61
Investment Grade Bond......  $100.63    $123.63    $149.06     $234.26
Asset Manager..............  $101.35    $125.79    $152.69     $241.65
Index 500..................  $ 97.45    $113.98    $132.81     $200.91
Contrafund.................  $101.96    $127.65    $155.81     $247.94
Asset Manager: Growth......  $103.81    $133.20    $165.09     $266.58
Balanced...................  $109.13    $149.13    $191.51     $318.56
Growth & Income............  $104.83    $136.28    $170.22     $276.79
Growth Opportunities.......  $103.29    $131.66    $162.52     $261.44

Expenses per $1,000 investment if you do not surrender your contract at the end of the applicable period:


Portfolio                    1 year    3 years    5 years    10 years
---------                    ------    -------    -------    --------

Money Market................ $17.96     $55.54    $ 95.44     $206.36
High Income................. $21.86     $67.34    $115.29     $246.89
Equity-Income............... $20.83     $64.25    $110.10     $236.37
Growth...................... $21.76     $67.03    $114.77     $245.84
Overseas.................... $23.91     $73.51    $125.60     $267.61
Investment Grade Bond....... $20.63     $63.63    $109.06     $234.26
Asset Manager............... $21.35     $65.79    $112.69     $241.65
Index 500................... $17.45     $53.98    $ 92.81     $200.91
Contrafund.................. $21.96     $67.65    $115.81     $247.94
Asset Manager: Growth....... $23.81     $73.20    $125.09     $266.58
Balanced.................... $29.13     $89.13    $151.51     $318.56
Growth & Income............. $24.83     $76.28    $130.22     $276.79
Growth Opportunities........ $23.29     $71.66    $122.52     $261.44

Expenses per $1,000 investment if you elect the normal form of annuity at the end of the applicable period:

    Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1995, except for Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.

                                  UNIT VALUES AND UNITS OUTSTANDING
                                  ---------------------------------

                        Money        High      Equity-
                        Market      Income      Income      Growth     Overseas
                       Division    Division    Division    Division    Division
                       --------    --------    --------    --------    --------
Date of Inception*    $    10.00  $    10.00  $    10.00  $    10.00  $    10.00
December 31, 1987     $    10.18           -  $     7.74  $     7.51  $     8.13
  Number of units          1,952           -      25,560          50       7,250
December 31, 1988     $    10.75           -  $     8.49  $     7.48  $     8.93
  Number of units          2,062           -       8,962       2,043       2,019
December 31, 1989     $    11.57           -  $    10.41  $    10.45  $    11.02
  Number of units         43,299           -       8,517       2,284       1,937
December 31, 1990     $    12.34           -  $     9.04  $    11.04  $    10.16
  Number of units          2,427           -      29,446       2,060       1,779
December 31, 1991     $    12.90           -  $    12.92  $    17.96  $    12.44
  Number of units          1,422           -       7,198       1,777         945
December 31, 1992     $    13.22           -  $    14.90  $    19.36  $    10.95
  Number of units         68,139           -     124,911     129,511      35,346
December 31, 1993     $    13.46  $    11.45  $    17.38  $    22.80  $    14.83
  Number of units        346,644     615,289     748,436     444,077     480,406
December 31, 1994     $    13.84  $    11.12  $    18.35  $    22.49  $    14.88
  Number of units      1,363,372     989,407   1,206,683     988,674   1,272,218
December 31, 1995     $    14.46  $    13.23  $    24.46  $    30.03  $    16.10
  Number of units      1,823,146   2,238,450   2,264,897   1,665,857   1,308,440

                      Investment                                       Asset
                        Grade       Asset      Index       Contra-    Manager:
                         Bond      Manager      500          fund      Growth
                       Division    Division   Division     Division   Division
                       --------    --------   --------     --------   --------
Date of Inception*     $  10.00   $    10.00  $  10.00    $    10.00  $  10.00
December 31, 1987      $  10.21   $     8.00         -             -         -
  Number of units        26,988       29,166         -             -         -
December 31, 1988      $  10.69   $     8.98         -             -         -
  Number of units        45,789       11,300         -             -         -
December 31, 1989      $  12.20   $    11.16         -             -         -
  Number of units         4,372       10,635         -             -         -
December 31, 1990      $  12.82   $    11.02         -             -         -
  Number of units         3,350       12,194         -             -         -
December 31, 1991      $  14.38   $    13.60         -             -         -
  Number of units         1,160        5,272         -             -         -
December 31, 1992      $  15.13   $    15.01         -             -         -
  Number of units        80,734      309,292         -             -         -
December 31, 1993      $  16.57   $    17.92  $  10.52             -         -
  Number of units       330,360    1,748,246    98,288             -         -
December 31, 1994      $  15.73   $    16.60  $  10.49             -         -
  Number of units       454,358    3,509,145   218,119             -         -
December 31, 1995      $  18.20   $    19.15  $  14.20    $    13.50  $  12.03
  Number of units       627,020    2,973,440   474,834     1,068,907   175,138

     *Inception dates for the High Income Option and the Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the Contrafund Option and the Asset Manager: Growth Option was February 6, 1995. The inception date for the Balanced Option, Growth Opportunities Option, and Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the Money Market, Equity-Income, Growth, Overseas, Investment Grade Bond and Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our home office is in Worthington, Ohio and our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. We are currently licensed to sell variable contracts in 45 states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

Integrity is an indirect wholly owned subsidiary of ARM. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. At December 31, 1995, ARM had $5.4 billion of assets under management.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
Act). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (General Account).

CHANGES IN HOW WE OPERATE

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
- register or end the registration of the Separate Account under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
- cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE FUNDS

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (Participation Agreement or Agreements). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (Distributor), and Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

The Funds' Investment Adviser. Fidelity Management & Research Company (Fidelity Management), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments(R), one of the largest investment management organizations in the United States. Fidelity Investments(R) includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1995, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments(R) organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the Money Market Portfolio and the Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management. For the Equity-Income, Growth, Overseas, Asset Manager, Contrafund, and Asset Manager: Growth Portfolios, the group fee rate cannot rise above .52%. For the High Income and Investment Grade Bond Portfolios, the group fee rate cannot rise above .37%. The group fee rate drops as total assets under management increase.


The Money Market Portfolio's advisory fee is made up of two components: a basic fee rate and an income-based component. The basic fee rate is the sum of a group fee rate as described above (but capped at a maximum of .37%) and an individual fund fee rate of .03%. The income based component is 6% of that portion of the fund's gross yield which exceeds a 5% return (but capped at a maximum of .24%).

The Index 500 Portfolio pays a monthly fee at the annual rate of .28% of the Portfolio's average net assets.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1995 aggregate advisory rate, comprised of the individual and group rates, as a percentage of average net assets, and the Index 500 Portfolio's 1995 advisory rate as a percentage of average net assets.

                                                        1995
Portfolio                      Individual Rate      Aggregate Rate
---------                      ---------------      --------------
Money Market                        .03%                 .24%
High Income                         .45%                 .60%
Equity-Income                       .20%                 .51%
Growth                              .30%                 .61%
Overseas                            .45%                 .76%
Investment Grade Bond               .30%                 .45%
Asset Manager                       .25%                 .56%
Index 500                            N/A                 .09%
Contrafund                          .30%                 .61%
Asset Manager: Growth               .30%                 .49%
Balanced                            .20%                 .51%
Growth & Income                     .20%                 .51%
Growth Opportunities                .30%                 .61%

Investment Objectives of the Portfolios. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                            MONEY MARKET PORTFOLIO
                            ----------------------

Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                             HIGH INCOME PORTFOLIO
                             ---------------------

High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                            EQUITY-INCOME PORTFOLIO
                            -----------------------

Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

                               GROWTH PORTFOLIO
                               ----------------

Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                              OVERSEAS PORTFOLIO
                              ------------------

Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in securities from at least three countries outside North America.

                        INVESTMENT GRADE BOND PORTFOLIO
                        -------------------------------


Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the Investment Grade Bond Portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                            ASSET MANAGER PORTFOLIO
                          ---------------------------

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market fixed income instruments.

                              INDEX 500 PORTFOLIO
                              -------------------

Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                             CONTRAFUND PORTFOLIO
                             --------------------

Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                        ASSET MANAGER: GROWTH PORTFOLIO
                        -------------------------------

Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                   Range              Neutral Mix
                                   -----              -----------
      Stock Class                  0-100%                  70%
      Bond Class                   0-100%                  25%
      Short-Term/
      Money Market Class           0-100%                   5%


                        GROWTH OPPORTUNITIES PORTFOLIO
                        ------------------------------

Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. It has the flexibility to adjust to investment mix between growth, cyclical and value stocks as market conditions change. The portfolio seeks growth through either appreciation of the security itself or an increase in the company's earning or gross sales.

                              BALANCED PORTFOLIO
                              ------------------

Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                           GROWTH & INCOME PORTFOLIO
                           -------------------------

Growth & Income Portfolio seeks long-term growth of capital with some current income. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

FIXED ACCOUNTS

Because of applicable exemptive and exclusionary provisions, interests in contracts attributable to Fixed Accounts have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the Investment

Company Act of 1940 ("1940 Act"). Thus, neither such contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEED RATE OPTIONS

We offer Guaranteed Rate Options (GROs) with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a Guaranteed Rate Option locks in a fixed effective annual interest rate declared by us (Guaranteed Interest Rate) for the duration you select (your GRO Account).

Each contribution or transfer to a Guaranteed Rate Option establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to Guaranteed Rate Options are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a Guaranteed Rate Option which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period ("ENHANCED RATE"). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis ("ADDITIONAL INTEREST"). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is referred to as a Guaranteed Rate Option, i.e. all of your three-year GRO Accounts are one Guaranteed Rate Option while all of your five-year GRO Accounts are another Guaranteed Rate Option.

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GUARANTEED RATE OPTIONS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Renewals of GRO Accounts. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment for a GRO Account is determined under the following formula:

   MVA =  GRO Value x [(1 + A)/N/12/ / (1 + B + .0025)/N/12/ - 1],  where

   A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

   B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

   N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining J we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option (STO) which guarantees an interest rate that we declare in advance for each calendar quarter. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in equal quarterly or monthly installments of not less than $1,000 each. No transfers into the STO from other Investment Options are permitted. Withdrawals from the STO are subject to normal contingent withdrawal charges. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be currently available in some states.


PART 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to Fixed Accounts is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of Integrity or National Integrity Life Insurance Company, a wholly owned subsidiary of Integrity (National Integrity), who purchase contracts under the salary allotment program of either company.

FUND CHARGES

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

STATE PREMIUM TAX DEDUCTION

Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 8%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal-that is, the contract year in which each contribution was made. The maximum percentage of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your sixth prior contract year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.

Contract Year in Which                          Charge as a % of the
Withdrawn Contribution Was Made                 Contribution Withdrawn
-------------------------------                 ----------------------
      Current..................................           8%
      First Prior..............................           7
      Second Prior.............................           6
      Third Prior..............................           5
      Fourth Prior.............................           4
      Fifth Prior..............................           3
      Sixth Prior..............................           2
      Seventh Prior and Earlier................           0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.

TRANSFER CHARGE

No charge is made for your first twelve transfers (excluding dollar cost averaging and asset rebalancing transfers, and systematic transfers from the
STO) among the Variable Account Options or the Guaranteed Rate Options during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. See "Transfers" in Part 5. Transfers from a Guaranteed Rate Option may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.

HARDSHIP WAIVER

Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a Hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states, and, in other states, may not be available at all.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000 after any withdrawals. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 to 90 years of age. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. At any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A Business Day is any day other than a weekend or a national bank holiday.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option at the end of each day we are open for business and changes in the value of Fund shares have a material effect on unit values. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. The end of a day for purposes of determining unit values is 4 pm Eastern Time.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option as follows:

 - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Funds on that day.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Then, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

  - Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

Generally, this means that we adjust unit values to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the Guaranteed Rate Options, subject to Integrity's then current transfer restrictions. You may not make a transfer into the STO. Transfers to a Guaranteed Rate Option must be to a newly elected Guaranteed Rate Option (i.e. to a Guaranteed Rate Option that you have not elected before) at the then-current Guaranteed Interest Rate, unless Integrity otherwise consents. Transfers from a Guaranteed Rate Option other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in Guaranteed Rate Options, transfers will be made according to the order in which monies were originally allocated to any Guaranteed Rate Option.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our dollar cost averaging, asset rebalancing or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN Code). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 8:30 am - 5:00 pm, Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 pm Eastern Time will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. A withdrawal charge of up to 8% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part
4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

If the Annuitant is under the age of 80 at the time of death, the amount of the death benefit is the greatest of:

     . your Account Value

     . the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

     . your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

If the Annuitant is 80 or older at the time of death, the amount of the death benefit will be your Account Value.

The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 98th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 98th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A period certain annuity provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the payee) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A period certain life annuity provides for fixed payments for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A life income annuity provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

PART 6 - VOTING RIGHTS

FUND VOTING RIGHTS

Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Fund's Board for the Fund's shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Fund are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (nonqualified annuity), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (qualified annuity). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the Code), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (4) from certain qualified plans (note, however, other penalties may apply); (5) under a qualified funding asset (as defined in Section 130(d) of the Code); (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; or (7) under an immediate annuity as defined in Code Section 72(u)(4).

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

DIVERSIFICATION STANDARDS

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

Individual Retirement Annuities
-------------------------------

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish an IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another IRA or another tax-favored retirement program to an IRA contract. Your IRA contract will be issued with a rider outlining the special terms of your contract which apply to IRAs.

Tax Sheltered Annuities
-----------------------

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

Simplified Employee Pensions
----------------------------

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, made deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans
--------------------------------------------------------------------------------

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt
-------------------------------------------------------------------------
Organizations
-------------

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. Loans to employees are not permitted under such plans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax favored plans are subject to certain restrictions. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions.

Distributions from a tax favored plan (not including an IRA subject to Code
Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO INTEGRITY

The contracts provide that Integrity may charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which contributions to the Systematic Transfer Option (STO) are automatically transferred on a monthly or quarterly basis, as selected by you, to one or more other Investment Options. Your STO contributions will be transferred in equal installments of not less than $1,000 over a one year period. If you do not have sufficient funds in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any funds remaining in the STO at the end of the one year period during which transfers are required to be made will be transferred at the end of such period on a pro rata basis to the Options previously elected by you for this program. No transfer charge will apply to transfers under our systematic transfer program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states.

Asset Rebalancing

We offer an asset rebalancing program. You can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our asset rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

Fixed Accounts are not eligible for the asset rebalancing program.

To enroll under our asset rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the asset rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the asset rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $1,000 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

Total returns are based on the overall dollar percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A cumulative total return reflects an Option's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise yield. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The Money Market Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond and High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                Contribution:........................$50,000.00

                GRO Account duration:................7 Years

                Guaranteed Interest Rate:.............5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may effect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.5% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

        -0.0639789 = [(1 + .05)/48/12//(1 +.065 + .0025)/48/12/] - 1

The Market Value Adjustment is a reduction of $3,703.18 from the GRO Value:

        -$3,703.18 = -0.0639789 X $57,881.25

The Market Adjusted Value would be:

        $54,178.07 = $57,881.25 - $3,703.18

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

        $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

        $51,678.07 = $57,881.25 - $3,703.18 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

        Greater of:

        a)      $5,788.13 = $57,881.25 X .10

                or

        b)      $2,756.25 = gain in prior contract year

        Free Amount = $5,788.13

The non-free amount would be:

        $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

        -$909.26 = -.0639789 X $14,211.87

The withdrawal charge would be:

        $795.85 = [($14,211.87 + $909.26)/(1 - .05)] - ($14,211.87 + 909.26)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

        $21,705.11 = $20,000.00 + $909.26 + $795.85

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

        0.0290890 = [(1 + .05)/48/12//(1 + .04 + .0025)/48/12/] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

        $1,683.71 = 0.0290890 X $57,881.25

The Market Adjusted Value would be:

        $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

        $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

        $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

            Free Amount = $ 5,788.13

        Non-Free Amount = $14,211.87

The Market Value Adjustment would be:

        $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

        $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market value Adjustment and withdrawal charge would be:

        $20,312.82 - $20,000.00 - $413.41 + $726.23

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also account values less than $50,000 will be subject to a $30 annual charge.

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 31, 1996

                                      FOR

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                       INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                    FUNDED THROUGH ITS SEPARATE ACCOUNT I



                               TABLE OF CONTENTS

                                                                            Page

Part 1 - Integrity and Custodian............................................. 2
Part 2 - Distribution of the Contracts....................................... 3
Part 3 - Performance Information............................................. 3
Part 4 - Determination of Annuity Unit Values................................10
Part 5 - Financial Statements................................................11

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated December 31, 1996. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 182080, Columbus, Ohio 43218, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202, and it maintains administrative offices in Columbus, Ohio. Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1994 and 1995, including services applicable to the Registrant, were $11,261,398 and $7,462,365, respectively.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, Baa1 from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida under which it was precluded from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity came to be fully in compliance with the investment limitations of the State of Florida and a request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly-owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $6,110,040 $5,858,050 and $4,824,583 for the years ended December 31, 1995, 1994, and 1993, respectively. No distribution allowances were retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)/n/ = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

           Effective Yield = {(Base Period Return) + 1)/365/7/} - 1

The table below provides average annual total returns for each Option for the one and three year periods ending September 30, 1996 and from inception through September 30, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" columns show returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges may apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

AVERAGE ANNUAL TOTAL RETURNS FOR ONE AND THREE YEAR PERIODS ENDING 09/30/96 AND SINCE INCEPTION*

                         Period Since Inception     One Year Period      Three Year Period
                         ----------------------     ---------------      -----------------
                                     Contract                Contract
                         Contract   Surrendered  Contract   Surrendered      Contract
Option                   Continues    9/30/96    Continues    9/30/96        Continues
------                   ---------  -----------  ---------  -----------      ---------
Equity-Income              15.67%     15.26%       12.20%       6.13%          14.71%

Asset Manager               9.14%      8.65%       10.63%       4.56%           6.72%

Growth                     15.49%     15.08%        6.24%       0.16%          13.56%

Overseas                    7.30%      6.78%        8.87%       2.80%           6.95%

Investment Grade Bond       5.91%      5.36%        3.09%      -2.99%           3.01%

Index 500                  13.91%     12.83%       18.49%      12.41%          15.57%

High Income                11.09%      9.95%       13.05%       6.98%          10.15%

Asset Manager: Growth      18.85%     14.92%       10.40%       4.32%           n/a

Contrafund                 27.58%     23.83%       10.37%       4.29%           n/a

Balanced                    n/a        n/a          n/a         n/a             n/a

Growth & Income             n/a        n/a          n/a         n/a             n/a

Growth Opportunities        n/a        n/a          n/a         n/a             n/a

*The inception date for each Option is set forth in the table below.

The table below provides cumulative total returns for each Option from inception through September 30, 1996, Year-To-Date from January 1, 1996 through September 30, 1996, and for the Three Year Period ending September 30, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" column shows returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

CUMULATIVE TOTAL RETURNS FOR PERIOD SINCE INCEPTION TO 9/30/96, YEAR-TO-DATE PERIOD FROM 1/01/96 THROUGH 9/30/96, AND FOR THE THREE YEAR PERIOD ENDING 9/30/96

                                                  Year-To-Date
                         Period Since Inception  Through 9/30/96  Three Year
                         ----------------------  ---------------  ----------
                                      Contract
                         Contract   Surrendered     Contract       Contract       Inception
Option                   Continues    9/30/96       Continues     Continues         Date*
------                   ---------  -----------     ---------     ---------       ---------
Equity-Income             109.43%    106.05%           6.07%         50.94%        09/03/91

Asset Manager              55.93%     52.55%           6.93%         21.55%        09/03/91

Growth                    107.79%    104.41%          11.23%         46.45%        09/03/91

Overseas                   43.05%     39.67%           7.00%         22.34%        09/03/91

Investment Grade Bond      33.86%     30.48%          -0.79%          9.29%        09/03/91

Index 500                  59.37%     54.10%          12.26%         54.35%        03/04/93

High Income                46.23%     40.95%          10.52%         33.63%        02/19/93

Asset Manager: Growth      32.83%     25.70%          10.39%           n/a         02/08/95

Contrafund                 49.24%     42.11%          10.57%           n/a         02/08/95

Balanced                    n/a        n/a             n/a            n/a          12/31/96

Growth & Income             n/a        n/a             n/a            n/a          12/31/96

Growth Opportunities        n/a        n/a             n/a            n/a          12/31/96

*Inception Dates reflect date of first trade.

Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman
Government/Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money

Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.


PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

This section relates to the discussion in the prospectus under "Annuity
Payments."

The annuity unit value was fixed on May 7, 1987 at $1.00 for certificates with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period after that date, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the certificates. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a certificate with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a certificate with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under certificates with an assumed base rate of 3.5% will at first be smaller than those under certificates with a 5% assumed base rate. Payments under the 3.5% certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the certificate or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the

Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the certificate value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00 or, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values.


PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1995 and 1994 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as it relates to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                             Financial Statements

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                               December 31, 1995
                      With Report of Independent Auditors

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                               December 31, 1995


                                    CONTENTS

Report of Independent Auditors............................................... 1

Audited Financial Statements

Statement of Assets and Liabilities.........................................  2
Statement of Operations.....................................................  4
Statements of Changes in Net Assets.........................................  6
Notes to Financial Statements..............................................  10

                         Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund Divisions) as of December 31, 1995, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity VIP Funds) as of December 31, 1995, by correspondence with the transfer agent of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Integrity Life Insurance Company Separate Account I at December 31, 1995, and the results of their operations and changes in their net assets for each of the periods indicated herein in conformity with generally accepted accounting principles.

                                    /s/ Ernst & Young LLP



Louisville, Kentucky
April 19, 1996

            Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1995



                                                                  MONEY         HIGH       EQUITY -
                                                                  MARKET       INCOME      INCOME       GROWTH       OVERSEAS
                                                                 DIVISION     DIVISION    DIVISION     DIVISION      DIVISION
                                                              -----------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value (cost of
 $247,769,093 in the aggregate)                               $26,369,295   $29,616,280  $55,440,447  $50,061,266    $21,011,796

LIABILITIES
Payable to (receivable from) the general account of
 Integrity                                                          6,604         1,586       41,066       35,580        (54,088)
                                                              ------------------------------------------------------------------
NET ASSETS                                                    $26,362,691   $29,614,694  $55,399,381  $50,025,686    $21,065,884
                                                              ==================================================================
Unit value                                                    $     14.46   $     13.23  $     24.46  $     30.03    $     16.10
                                                              ==================================================================
Units outstanding                                               1,823,146     2,238,450    2,264,897    1,665,857      1,308,440
                                                              ==================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                               December 31, 1995

                                                                                           ASSET
                                                INVESTMENT      ASSET        INDEX        MANAGER:      CONTRA-
                                                GRADE BOND     MANAGER        500          GROWTH        FUND
                                                 DIVISION      DIVISION     DIVISION      DIVISION      DIVISION      TOTAL
                                               --------------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
 (cost of $247,769,093 in the aggregate)       $11,413,982   $56,983,663   $ 6,740,850   $ 2,107,966  $14,427,205  $274,172,750

LIABILITIES
Payable to (receivable from) the  general
 account of Integrity                                2,218        42,287        (1,793)        1,056       (3,040)       71,476
                                               --------------------------------------------------------------------------------
NET ASSETS                                     $11,411,764   $56,941,376   $ 6,742,643   $ 2,106,910  $14,430,245  $274,101,274
                                               ================================================================================
Unit value                                     $     18.20   $     19.15   $     14.20   $     12.03  $     13.50
                                               ==================================================================
Units outstanding                                  627,020     2,973,440      474,834        175,138    1,068,907
                                               ==================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                            Statement of Operations

                         Year Ended December 31, 1995

                                                           MONEY          HIGH       EQUITY -
                                                           MARKET        INCOME      INCOME        GROWTH     OVERSEAS
                                                          DIVISION      DIVISION    DIVISION      DIVISION    DIVISION
                                                         --------------------------------------------------------------
INVESTMENT INCOME
 Dividends from Fidelity VIP Funds                       $1,190,708    $  847,477  $ 2,090,573   $  133,546  $  141,460

EXPENSES
 Mortality and expense risk and administrative
  charges                                                   284,297       245,316      501,726      490,747     252,603
                                                          --------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                906,411       602,161    1,588,847     (357,201)   (111,143)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on sales of investments                 -       421,460      398,434    1,747,660      74,370
 Net unrealized appreciation (depreciation) of
  investments:
   Beginning of period                                          227       (36,180)     307,294      150,087    (388,476)
   End of period                                             (1,163)    1,820,824    8,678,431    7,671,018   1,015,935
                                                         --------------------------------------------------------------
 Change in net unrealized appreciation/
  depreciation during the period                             (1,390)    1,857,004    8,371,137    7,520,931   1,404,411
                                                         --------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                                 (1,390)    2,278,464    8,769,571    9,268,591   1,478,781
                                                         --------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                              $  905,021    $2,880,625  $10,358,418   $8,911,390  $1,367,638
                                                         ==============================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                       INVESTMENT                             ASSET
                                                          GRADE       ASSET        INDEX     MANAGER:    CONTRA-
                                                          BOND       MANAGER        500       GROWTH      FUND
                                                        DIVISION     DIVISION     DIVISION   DIVISION*   DIVISION*     TOTAL
                                                       ------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from Fidelity VIP Funds                      $  248,975  $ 1,222,443  $   44,262   $ 82,736  $  181,181   $ 6,183,361

EXPENSES
 Mortality and expense risk and
  administrative charges                                  122,798      769,768      50,285      9,315      79,833     2,806,688
                                                       ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              126,177      452,675      (6,023)    73,421     101,348     3,376,673

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on sales of
  investments                                             (41,212)     773,658     135,255     20,837     306,555     3,837,017
 Net unrealized appreciation (depreciation)
  of investments:
   Beginning of period                                   (342,585)  (2,242,077)     18,176         -            -    (2,533,534)
   End of period                                          889,374    4,628,621     966,863      7,420     726,334    26,403,657
                                                       ------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                       1,231,959    6,870,698     948,687      7,420     726,334    28,937,191
                                                       ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                            1,190,747    7,644,356   1,083,942     28,257   1,032,889    32,774,208
                                                       ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                            $1,316,924  $ 8,097,031  $1,077,919   $101,678  $1,134,237   $36,150,881
                                                       ========================================================================

* For the period February 6, 1995 (commencement of operations) to
  December 31, 1995.



See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                       MONEY          HIGH         EQUITY -
                                                      MARKET         INCOME         INCOME         GROWTH       OVERSEAS
                                                     DIVISION       DIVISION       DIVISION       DIVISION      DIVISION
                                                    -----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)                       $   906,411   $   602,161    $ 1,588,847    $  (357,201)  $  (111,143)
  Net realized gain (loss) on sales of
   investments                                                --       421,460        398,434      1,747,660        74,370
  Change in net unrealized appreciation/
   depreciation during the period                         (1,390)    1,857,004      8,371,137      7,520,931     1,404,411
                                                    -----------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                              905,021     2,880,625     10,358,418      8,911,390     1,367,638

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders                 20,334,306    11,774,062     15,978,463     14,692,149     5,584,300
  Contract terminations and benefits                  (3,262,823)     (651,621)    (2,258,085)    (2,305,745)   (1,398,897)
  Net transfers among investment options             (10,489,510)    4,609,207      9,173,422      6,493,844    (3,417,808)
                                                    -----------------------------------------------------------------------
Net increase (decrease) in net assets derived
 from contract related transactions                    6,581,973    15,731,648     22,893,800     18,880,248       767,595
                                                    -----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                      7,486,994    18,612,273     33,252,218     27,791,638     2,135,233

Net assets, beginning of year                         18,875,697    11,002,421     22,147,163     22,234,048    18,930,651
                                                    -----------------------------------------------------------------------

NET ASSETS, END OF YEAR                              $26,362,691   $29,614,694    $55,399,381    $50,025,686   $21,065,884
                                                    =======================================================================

UNIT TRANSACTIONS
  Contributions                                        1,439,814       920,318        733,711        553,520       364,819
  Terminations and benefits                             (239,468)      (50,330)      (109,024)       (84,599)      (92,992)
  Net transfers                                         (740,572)      379,055        433,527        208,262      (235,605)
                                                    -----------------------------------------------------------------------
Increase (decrease) in units                             459,774     1,249,043      1,058,214        677,183        36,222
                                                    =======================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                  INVESTMENT                                 ASSET
                                                     GRADE         ASSET        INDEX      MANAGER:      CONTRA-
                                                     BOND         MANAGER        500        GROWTH        FUND
                                                   DIVISION      DIVISION      DIVISION    DIVISION*    DIVISION*          TOTAL
                                                 -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                    $   126,177   $   452,675   $   (6,023)  $   73,421   $   101,348     $ 3,376,673
  Net realized gain (loss) on sales of
   investments                                        (41,212)      773,658      135,255       20,837       306,555       3,837,017
  Changes in net unrealized appreciation/
   depreciation during the period                   1,231,959     6,870,698      948,687        7,420       726,334      28,937,191
                                                 -----------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                         1,316,924     8,097,031    1,077,919      101,678     1,134,237      36,150,881

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders               2,732,767     7,813,632    2,590,878    1,618,000     9,189,750      92,308,307
  Contract terminations and benefits                 (598,195)   (4,780,955)    (211,930)      (7,244)      (78,792)    (15,554,287)
  Net transfers among investment options              814,239   (12,437,415)     997,890      394,476     4,185,050         323,395
                                                 -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
 derived from contract related transactions         2,948,811    (9,404,738)   3,376,838    2,005,232    13,296,008      77,077,415
                                                 -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                   4,265,735    (1,307,707)   4,454,757    2,106,910    14,430,245     113,228,296

Net assets, beginning of year                       7,146,029    58,249,083    2,287,886           --            --     160,872,978
                                                 -----------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                           $11,411,764   $56,941,376   $6,742,643   $2,106,910   $14,430,245    $274,101,274
                                                 ===================================================================================

UNIT TRANSACTIONS
  Contributions                                       159,543       453,078      200,180      141,402       734,758
  Terminations and benefits                           (35,875)     (283,950)     (18,438)        (616)       (9,811)
  Net transfers                                        48,994      (704,833)      74,973       34,352       343,960
                                                 --------------------------------------------------------------------
Increase (decrease) in units                          172,662      (535,705)     256,715      175,138     1,068,907
                                                 ====================================================================

*For the period February 6, 1995 (commencement of operations) to December 31, 1995.

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1994

                                                       MONEY          HIGH        EQUITY
                                                      MARKET         INCOME       INCOME       GROWTH
                                                     DIVISION       DIVISION     DIVISION     DIVISION
                                                   ------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $   520,326    $   683,901  $   897,356  $   446,029
  Net realized gain (loss) on sales of
   investments                                               --       (516,635)     304,256      143,796
  Change in net unrealized appreciation/
   depreciation during the period                           213       (321,640)    (256,264)    (504,945)
                                                   ------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                              520,539       (154,374)     945,348       84,880

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders                21,643,360      4,311,125    9,460,972    9,955,775
  Contract terminations and benefits                 (1,085,525)      (255,523)  (3,155,579)    (962,825)
  Net transfers among investment options             (6,869,228)        56,577    1,890,970    3,030,967
                                                   ------------------------------------------------------
Net increase in net assets derived from
 contract related transactions                       13,688,607      4,112,179    8,196,363   12,023,917
                                                   ------------------------------------------------------

INCREASE IN NET ASSETS                               14,209,146      3,957,805    9,141,711   12,108,797

Net assets, beginning of year                         4,666,551      7,044,616   13,005,452   10,125,251
                                                   ------------------------------------------------------

NET ASSETS, END OF YEAR                             $18,875,697    $11,002,421  $22,147,163  $22,234,048
                                                   ======================================================

UNIT TRANSACTIONS
  Contributions                                       1,587,152        375,895      529,463      470,116
  Terminations and benefits                             (79,139)       (21,769)    (171,313)     (43,374)
  Net transfers                                        (491,285)        19,992      100,097      117,855
                                                   ------------------------------------------------------
Increase in units                                     1,016,728        374,118      458,247      544,597
                                                   ======================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1994

                                                                INVESTMENT        ASSET
                                                OVERSEAS        GRADE BOND       MANAGER        INDEX 500
                                                DIVISION         DIVISION       DIVISION        DIVISION           TOTAL
                                               ------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)                  $  (151,157)    $  (74,339)     $ 1,077,535     $  (20,045)     $  3,379,606
  Net realized gain (loss) on sales of
   investments                                      373,451        (44,973)         219,467            214           479,576
  Change in net unrealized appreciation/
   depreciation during the period                  (710,584)      (224,172)      (5,059,060)        15,663        (7,060,789)
                                               ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                         (488,290)      (343,484)      (3,762,058)        (4,168)       (3,201,607)

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders            10,337,826      3,188,701       36,175,287        985,715        96,058,761
  Contract terminations and benefits               (867,716)      (295,106)      (2,770,158)      (106,875)       (9,499,307)
  Net transfers among investment options          2,825,487       (876,555)      (2,718,283)       378,924        (2,281,141)
                                               ------------------------------------------------------------------------------
Net increase in net assets derived from
 contract related transactions                   12,295,597      2,017,040       30,686,846      1,257,764        84,278,313
                                               ------------------------------------------------------------------------------

INCREASE IN NET ASSETS                           11,807,307      1,673,556       26,924,788      1,253,596        81,076,706

Net assets, beginning of year                     7,123,344      5,472,473       31,324,295      1,034,290        79,796,272
                                               ------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                         $18,930,651     $7,146,029      $58,249,083     $2,287,886      $160,872,978
                                               ==============================================================================

UNIT TRANSACTIONS
  Contributions                                     669,465        196,883        2,075,458         94,413
  Terminations and benefits                         (52,718)       (18,546)        (149,420)       (10,092)
  Net transfers                                     175,065        (54,339)        (165,139)        35,510
                                               -------------------------------------------------------------
Increase in units                                   791,812        123,998        1,760,899        119,831
                                               =============================================================

See accompanying notes.

                              Separate Account 1
                                      of
                       Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible payment variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GPO. The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). Prior to September 3, 1991, the Separate Account investment divisions then offered were invested in shares of corresponding portfolios of Prism Investment Trust. The contract holder's account value allocated to the investment divisions of the Separate Account reflect the investment performance of the Fidelity VIP Funds' corresponding portfolios. The Separate Account currently has ten investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Fidelity VIP Funds.

                              Separate Account 1
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

    High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

    Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

    Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

    Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests 65% of its assets in securities from at least three countries outside North America.

    Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                              Separate Account 1
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 40% in equities, 40% in intermediate to long-term bonds and 20% in short-term fixed-income instruments. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

    Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

    Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. The fund has a neutral mix which represents the general allocation of the fund's investments over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 65%, 30% and 5%, respectively.

    Contrafund Portfolio is a growth fund which seeks to increase the value of the investment over the long-term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

                              Separate Account 1
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of instruments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends from the portfolios are reinvested in the portfolios and are reflected in the unit value of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Accounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter

                              Separate Account 1
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1995 and the cost of shares held at December 31, 1995 for each division were as follows:

                                  PURCHASES      SALES          COST
                                 --------------------------------------
Money Market Division            $36,955,580  $29,467,519   $26,370,458
High Income Division              22,662,187    6,327,217    27,795,456
Equity-Income Division            27,164,221    2,641,872    46,762,016
Growth Division                   28,325,626    9,767,409    42,390,248
Overseas Division                 11,956,061   11,354,340    19,995,861
Investment Grade Bond Division     7,521,709    4,444,627    10,524,608
Asset Manager Division             6,068,190   14,980,616    52,355,042
Index 500 Division                 4,478,275    1,109,335     5,773,987
Asset Manager: Growth Division     2,269,262      189,553     2,100,546
Contrafund Division               14,822,694    1,428,378    13,700,871

3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's contract value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                             Financial Statements
                               (Statutory Basis)

                       Integrity Life Insurance Company

                    Years Ended December 31, 1995 and 1994
                      with Report of Independent Auditors

                       Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1995 and 1994




                                   CONTENTS
Report of Independent Auditors...............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis).............................................  3
Statements of Operations (Statutory Basis)...................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)...............  6
Statements of Cash Flows (Statutory Basis)...................................  7
Notes to Financial Statements................................................  9

                        Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheet of Integrity Life Insurance Company as of December 31, 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in
Note 1.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1995, or the results of its operations or its cash flows for the year then ended. However, in our opinion, the supplementary information included in Note 1 presents fairly, in all material respects, shareholder's equity at December 31, 1995, and net income for the year then ended in conformity with generally accepted accounting principles.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

We previously audited and reported on the statutory basis balance sheet and the statutory basis statements of operations, changes in capital and surplus, and cash flows of Integrity Life Insurance Company for the year ended December 31, 1994, prior to their restatement for the 1995 statutory merger as described in
Note 2. The contribution of Integrity Life Insurance Company to total admitted assets, capital and surplus, and net income represented 68%, 75%, and 87% of the respective restated totals. Statutory basis financial statements of the other merged company included in the 1994 restated statutory basis statements were audited and reported on separately by other auditors. We also have audited, as to combination only, the accompanying statutory basis balance sheet and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 1994, after restatement for the 1995 statutory merger; in our opinion, such statutory basis financial statements have been properly combined on the basis described in Note 2 to the statutory basis financial statements.

                                         /s/ Ernst & Young LLP


Louisville, Kentucky
February 23, 1996

                       Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)


                                               DECEMBER 31,
                                           1995          1994*
                                        ------------------------

                                             (In Thousands)

Admitted assets
Cash and invested assets:
 Bonds                                  $1,755,236    $1,799,778
 Preferred stocks                            7,604         3,367
 Subsidiaries                               39,139        35,744
 Real estate                                   512         1,705
 Mortgage loans                             38,612        91,130
 Policy loans                               94,642        90,571
 Cash and short-term investments            54,476        80,556
 Other invested assets                      13,754         6,834
                                        ------------------------
Total cash and invested assets           2,003,975     2,109,685

Separate account assets                    544,664       363,008
Accrued investment income                   27,806        28,273
Broker balances receivable                   6,636         1,132
Reinsurance balances receivable              6,795         2,518
Other admitted assets                        2,892         5,264

                                        ------------------------
Total admitted assets                   $2,592,768    $2,509,880
                                        ========================

                                                           DECEMBER 31,
                                                       1995          1994*
                                                    -------------------------
                                                         (In Thousands)

Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
  Life and annuity reserves                         $1,858,672     $1,975,872
  Unpaid claims                                          2,121          1,921
  Deposits on policies to be issued                        702          1,239
                                                    -------------------------
 Total policy and contract liabilities               1,861,495      1,979,032

 Separate account liabilities                          543,081        360,609
 Accounts payable and accrued expenses                   3,659          5,346
 Transfers to Separate Accounts due or accrued, net    (30,146)       (23,242)
 Reinsurance balances payable                            2,472          1,739
 Federal income taxes                                    2,986            744
 Asset valuation reserve                                12,410          8,526
 Interest maintenance reserve                           35,217         30,104
 Other liabilities                                      15,567          3,481
                                                    -------------------------
Total liabilities                                    2,446,741      2,366,339

Capital and surplus:
 Common stock, $2 par value, 1,500,000
  shares authorized, issued and outstanding              3,000          3,000
 Paid-in capital                                        87,535         82,941
 Unassigned surplus                                     55,492         57,600
                                                    -------------------------
Total capital and surplus                              146,027        143,541

                                                    -------------------------
Total liabilities and capital and surplus           $2,592,768     $2,509,880
                                                    =========================

See accompanying notes.


* Restated to include the balances of State Bond and Mortgage Life Insurance Company (see note 2).

                       Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                         YEAR ENDED DECEMBER 31,
                                                             1995        1994*
                                                         -----------------------

                                                              (In Thousands)

Premiums and other revenues:
 Premiums and annuity considerations                      $  14,010    $ 39,422
 Deposit-type funds                                         232,682     278,408
 Net investment income                                      152,365     158,847
 Amortization of the interest maintenance reserve             2,947       4,240
 Other income                                                11,654       8,399
                                                          ---------------------
Total premiums and other revenues                           413,658     489,316

Benefits paid or provided:
 Death benefits                                              24,688      24,060
 Annuity benefits                                            39,092      38,692
 Surrender benefits                                         322,569     264,613
 Interest on funds left on deposit                            1,059         165
 Payments on supplementary contracts                          9,423      10,252
 Decrease in insurance and annuity reserves                (125,970)    (79,091)
 Other, principally reinsurance transactions                      -      (4,138)
                                                          ---------------------
Total benefits paid or provided                             270,861     254,553

Insurance and other expenses:
 Commissions                                                 16,215      23,314
 General expenses                                            11,927      13,012
 Taxes, licenses and fees                                       794       2,648
 Net transfers to separate account                           92,817     167,407
 Other expenses                                               1,184         836
                                                          ---------------------
Total insurance and other expenses                          122,937     207,217
                                                          ---------------------
Gain from operations before federal income taxes and net
 realized capital losses                                     19,860      27,546

Federal income taxes                                          1,370       3,215
                                                          ---------------------
Gain from operations before net realized capital losses      18,490      24,331

Net realized capital gains (losses), less capital gains
 tax expense (benefit) (1995-$1,543,000;
 1994-($3,303,000)) and excluding net gains (losses)
 transferred to the interest maintenance reserve
 (1995-$8,061,000; 1994-($31,520,000))                         (918)       (458)
                                                          ---------------------
Net income                                                $  17,572    $ 23,873
                                                          =====================

See accompanying notes.


* Restated to include the combined results of Integrity Life Insurance Company and State Bond and Mortgage Life Insurance Company (see note 2).

                       Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years ended December 31, 1995 and 1994

                                                                       TOTAL
                                    COMMON    PAID-IN   UNASSIGNED  CAPITAL AND
                                    STOCK     SURPLUS    SURPLUS      SURPLUS
                                    ------------------------------------------
                                                   (In Thousands)

Balances, January 1, 1994*          $2,000    $ 83,941   $ 41,864     $127,805
Net income                                                 23,873       23,873
Net change in unrealized gains
 (losses) of subsidiaries                                    (532)        (532)
Increase in nonadmitted assets                                (70)         (70)
Decrease from change in
 valuation basis                                           (4,107)      (4,107)
Increase in asset valuation
 reserve                                                   (2,861)      (2,861)
Dividends to shareholder                                     (650)        (650)
Change in surplus in separate
 accounts                                                    (695)        (695)
Change in par value                  1,000      (1,000)
Transfers from separate account                               778          778
                                    ------------------------------------------
Balances, December 31, 1994*         3,000      82,941     57,600      143,541

Net income                                                 17,572       17,572
Net change in unrealized gain
 (losses) of subsidiary                                     5,174        5,174
Decrease in nonadmitted assets                                125          125
Decrease from change in
 valuation basis                                           (8,593)      (8,593)
Increase in asset valuation
 reserve                                                   (3,884)      (3,884)
Capital contributions                           19,850                  19,850
Mark to market adjustment for
 SBM Life                                      (15,256)                (15,256)
Dividends to shareholder                                  (12,800)     (12,800)
Change in surplus in separate
 accounts                                                    (816)        (816)
Transfer from separate account                              1,114        1,114
                                    ------------------------------------------
Balances, December 31, 1995         $3,000    $ 87,535   $ 55,492     $146,027
                                    ==========================================

See accompanying notes.

* Restated to include the balances and combined results of Integrity Life Insurance Company and State Bond and Mortgage Life Insurance Company (see note 2).

                       Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)


                                                         Year Ended December 31,
                                                             1995      1994*
                                                         ----------------------
                                                              (In Thousands)

Operations:
Premiums, policy proceeds, and other considerations
 received                                                $  246,692  $ 317,842
Net investment income received                              153,357    155,582
Commission and expense allowances received (returned)
 on reinsurance ceded                                         3,155     (2,787)
Benefits paid                                              (395,810)  (337,631)
Insurance expenses paid                                     (31,313)   (36,475)
Other income received net of other expenses paid              4,488      6,642
Net transfers to separate account                           (99,721)  (177,042)
Federal income taxes paid                                         -     (2,101)
                                                         ---------------------
Net cash used in operations                                (119,152)   (75,970)

Proceeds from sales, maturities, or repayments of
 investments:
  Bonds                                                   1,075,864    787,130
  Preferred stocks                                            7,604      3,478
  Common stocks                                               3,300          -
  Mortgage loans                                             50,528     86,213
  Real estate                                                   638        150
  Other invested assets                                       3,360          -
  Miscellaneous proceeds                                          -        533
                                                         ---------------------
Total investment proceeds                                 1,141,294    877,504
                                                         ---------------------
Net proceeds from sales, maturities, or repayments of
 investments                                              1,141,294    877,504
Other cash provided:
 Capital and surplus paid-in                                 19,850          -
 Other sources                                               16,930      8,161
                                                         ---------------------
Total other cash provided                                    36,780      8,161
                                                         ---------------------
Total cash provided                                       1,058,922    809,695
                                                         ---------------------

                       Integrity Life Insurance Company

                                                       Year Ended December 31,
                                                           1995       1994*
                                                       ----------------------
                                                           (In Thousands)
Cost of investments acquired:
 Bonds                                                  $1,036,258  $840,254
 Preferred and common stocks                                13,340     6,734
 Other invested assets                                      10,472     6,000
 Miscellaneous applications                                      -     1,219
                                                        --------------------
Total investments acquired                               1,060,070   854,207

Other cash applied:
 Dividends to stockholders                                  12,800       650
 Other applications, net                                    12,132    19,920
                                                        --------------------
Total other cash applied                                    24,932    20,570
                                                        --------------------
Total cash used                                          1,085,002   874,777
                                                        --------------------
Net decrease in cash and short-term investments            (26,080)  (65,082)

Cash and short-term investments at beginning of year        80,556   145,638
                                                        --------------------
Cash and short-term investments at end of year          $   54,476  $ 80,556
                                                        ====================
See accompanying notes.



* Restated to include the combined results of Integrity Life Insurance Company and State Bond and Mortgage Life Insurance Company (see note 2).

                       Integrity Life Insurance Company

                Notes to Financial Statements (Statutory Basis)

                               December 31, 1995


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. Integrity, currently licensed in 44 states and the District of Columbia, and National Integrity Life Insurance company provide retail and institutional products throughout the United States to the long-term savings and retirement marketplace.

On June 14, 1995, the Company's indirect parent, ARM, completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"), including all of the issued and outstanding capital stock of SBM's subsidiaries, State Bond and Mortgage Life Insurance Company ("SBM Life"), domiciled in Minnesota, and SBM Financial Services, Inc. ("SBM Financial Services"), and SBM's management contracts with the State Bond group of mutual funds (the "Acquisition"). By virtue of the Acquisition, ARM acquired control of SBM Certificate Company, a wholly owned subsidiary of SBM Life. Concurrent with the Acquisition, ARM acquired all outstanding shares of the authorized capital stock of SBM certificate Company from SBM Life for a purchase price of $3.3 million. The designated effective date of the Acquisition was May 31, 1995.

The aggregate purchase price for the Acquisition was $38.8 million. ARM financed the Acquisition by issuing a total of 9,770 shares of ARM's Class A common stock to certain private equity funds managed by a subsidiary of Morgan Stanley Group Inc. and certain private investors for an aggregate sale price of $63.5 million. ARM used proceeds from issuance of the new common equity in excess of the adjusted purchase price for the Acquisition to (i) make a $19.9 million capital contribution to SMB Life, (ii) acquire SBM Certificate Company from SBM Life for $3.3 million, and (iii) provide for fees and expenses related to the Acquisition.

ARM's $19.9 million capital contribution to SBM Life was used to strengthen SBM Life's financial position and allowed for a significant investment portfolio restructuring immediately following the acquisition with no adverse effect on statutory adjusted capital

                       Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

and surplus. In connection with the Acquisition, on May 31, 1995, SBM Life was permitted by the Insurance Division of the State of Minnesota Department of Commerce to record a direct charge to paid-in capital of $15.3 million which represented the effect of marking to market its entire bond portfolio on that date.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS

    Investments in bonds and preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values. Mortgage loans on real estate in good standing are reported at unpaid principal balances. Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method.

                       Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

    The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

    SUBSIDIARIES

    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    POLICY ACQUISITION COSTS

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS

    Certain assets designated as "nonadmitted," principally agents' debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS

    Revenues for investment-type products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, such premiums received are accounted for as deposits and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

                       Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

   BENEFIT RESERVES

   Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   FEDERAL INCOME TAXES

   Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                           DECEMBER 31,
                                                         1995        1994
                                                       ------------------------
                                                          (In Thousands)
Net income as reported in the accompanying
 statutory basis financial statements                   $17,572    $ 23,873

Deferred policy acquisition costs, net of
 amortization                                            16,651      23,976
Adjustments to policyholder deposits                     (5,994)    (15,773)
Adjustments to invested asset carrying values at
 acquisition date                                          (769)     (3,727)
Amortization of value of insurance in force              (7,104)     (3,830)
Amortization of interest maintenance reserve             (3,906)     (5,795)
Adjustments for realized investment gains (losses)        5,313     (35,510)
Adjustments for federal income tax benefit (expense)     (4,719)      5,341
Investment in subsidiary                                  4,833       3,953
Adjustment for SBM Life operating results prior to
 the acquisition (see Note 1)                             4,604      (3,062)
Other                                                     1,274      (1,204)
                                                      -------------------------
Net income (loss), GAAP basis                           $27,755   $ (11,758)
                                                      =========================

                       Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                             DECEMBER 31,
                                                           1995        1994
                                                         ---------------------
                                                            (In Thousands)
Capital and surplus as reported in the accompanying
 statutory basis financial statements                    $ 146,027   $ 143,541

Adjustments to policyholder deposits                      (167,158)   (118,036)
Adjustments to invested asset carrying values at
 acquisition date                                          (18,541)    (23,085)
Asset valuation reserve and interest
 maintenance reserve                                        82,941      83,189
Value of insurance in force                                 91,202      37,175
Goodwill                                                     7,090           -
Deferred policy acquisition costs                           43,318      26,667
Net unrealized gains (losses) on available-for-sale
 investments                                                24,127    (104,905)
Adjustment for restatement of capital and surplus due
 to the Merger (see Note 2)                                      -     (35,675)
Other                                                        7,127       2,002
                                                         ---------------------
Shareholder's equity, GAAP basis                         $ 216,133    $ 10,873
                                                         =====================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments, are stated at values prescribed by the NAIC, as follows:

   Bonds and short-term investments are reported at cost or amortized cost; the discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

                       Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

   Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

   Preferred stocks are reported at cost or amortized cost.

   The Company's insurance subsidiary is reported at equity in the underlying statutory basis of its net assets. Changes in admitted asset carrying amounts of investments in subsidiaries are credited or charged directly to unassigned surplus.

   Mortgage loans and policy loans are reported at unpaid principal balances.

   Short-term investments includes investments with maturities of less than one year at the date of acquisition.

   Realized capital gains and losses are determined using the specific identification method.

BENEFITS

Insurance and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

POLICY AND CONTRACT CLAIMS

Unpaid benefits and related expenses are established for estimates of payments to be made on individual insurance claims that have been incurred and reported, and estimates of losses which have occurred but have not been reported. Management believes that its reserve estimate for policy and contract claims is adequate.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. MERGER

On December 31, 1995 and pursuant to approvals received from the applicable regulatory authorities, including the Ohio Department of Insurance, SBM Life was merged with and into the Company (the "Merger"). In accordance with prescribed statutory accounting practices, the statutory basis financial statements retroactively give effect to the merger.

                       Integrity Life Insurance Company

2. MERGER (CONTINUED)

Accordingly, the accompanying 1994 financial statements and notes to financial statements of the Company have been restated to include the accounts of SBM Life. The capital stock and paid-in capital reported at December 31, 1995 and 1994 represent balances for the Company (adjusted for the aforementioned charge to paid-in-capital and offsetting capital contribution). All remaining SBM Life capital and surplus is included as unassigned surplus. Selected financial information of the separate entities prior to the Merger is as follows:


                             INTEGRITY    SBM LIFE    ADJUSTMENTS    MERGED
                           ---------------------------------------------------
                                             (In Thousands)
1995:
   Admitted assets           $1,835,147   $757,621              -   $2,592,768
   Capital and surplus          112,096     33,931              -      146,027
   Net income                    15,816      1,756              -       17,572

1994:
   Admitted assets           $1,714,643   $798,243        $(3,006)  $2,509,880
   Capital and surplus          107,866     32,627          3,048      143,541
   Net income                    20,811      3,062              -       23,873

3. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

                       Integrity Life Insurance Company

3. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)


On December 30, 1994, the Company redomesticated from Arizona to Ohio. In conjunction with the redomestication, written approval was received from the Ohio Department of Insurance to offset the reported deficit in the Company's unassigned funds account against its gross paid-in and contributed surplus account as of December 31, 1993. The Company requested permission for that accounting because prescribed statutory accounting practices did not address that subject. The change did not affect the total capital and surplus of the Company as of December 31, 1994.

4. INVESTMENTS

The cost or amortized cost and the fair, or comparable, value of investments in bonds are summarized as follows:

                                                     COST OR      GROSS       GROSS
                                                    AMORTIZED   UNREALIZED  UNREALIZED     FAIR
                                                       COST       GAINS       LOSSES       VALUE
                                                    ----------------------------------------------
                                                                  (In Thousands)
At December 31, 1995:
 U.S. treasury securities and obligations of U.S.
  government agencies                                $187,867    $ 3,089      $   71    $  190,885
 States and political subdivisions                      9,193        495           -         9,688
 Foreign governments                                   60,881        433         577        60,737
 Public utilities                                      76,388      3,822           2        80,208
 Other corporate securities                           577,088     15,845       8,103       584,830
 Asset-backed securities                              109,480          -           -       109,480
 Mortgage-backed securities                           734,339         52           1       734,390
                                                   -----------------------------------------------
Total bonds                                        $1,755,236    $23,736     $ 8,754    $1,770,218
                                                   ===============================================
At December 31, 1994:
 U.S. treasury securities and obligations of U.S.
  government agencies                                $114,749    $     5    $  4,035    $  110,719
 States and political subdivisions                     50,964         47       5,255        45,756
 Foreign governments                                   44,383          -       5,101        39,282
 Public utilities                                     130,134          -      12,946       117,188
 Other corporate securities                           539,613        634      43,574       496,673
 Asset-backed securities                               15,299          -           -        15,299
 Mortgage-backed securities                           904,636        253      69,964       834,925
                                                   -----------------------------------------------
Total bonds                                        $1,799,778    $   939    $140,875    $1,659,842
                                                   ===============================================

                       Integrity Life Insurance Company

4. INVESTMENTS (CONTINUED)

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1995 and 1994, the fair value of investments in bonds includes $646,393,000 and $560,877,000, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1995, by contractual maturity, is as follows:

                                               COST OR
                                              AMORTIZED        FAIR
                                                COST           VALUE
                                           -----------------------------
                                                 (In Thousands)
        Maturity:
          One or less                        $   19,580     $   19,578
          After one through five                239,562        240,306
          After five through ten                169,588        170,211
          After ten                             482,687        496,253
          Asset-backed securities               109,480        109,480
          Mortgage-backed securities            734,339        734,390
                                           -----------------------------
          Total                              $1,755,236     $1,770,218
                                           =============================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1995 and 1994 were $912,298,000 and $633,723,000; gross gains of $21,015,000 and $2,746,000, and gross losses of $10,561,000 and $37,209,000 were realized on those sales, respectively.

At December 31, 1995 and 1994, bonds with an admitted asset value of $24,192,000 and $22,699,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                       Integrity Life Insurance Company

4. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investments in subsidiaries are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows:


                                         GROSS           GROSS
                                       UNREALIZED      UNREALIZED      FAIR
                              COST       GAINS           LOSSES        VALUE
                            --------------------------------------------------
                                              (In Thousands)

   At December 31, 1995:
      Subsidiary             $17,823     $21,316        $    -         $39,139
                            ===================================================


   At December 31, 1994:
      Subsidiaries           $21,704     $17,734        $3,694         $35,744
                            ===================================================

The Company has made no new investments in mortgage loans during 1995. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1995, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

                       Integrity Life Insurance Company

4. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:


                                                  YEAR ENDED DECEMBER 31,
                                                   1995             1994
                                                 -------------------------
                                                      (In Thousands)
  Income:
    Bonds                                        $138,791         $139,953
    Preferred stocks                                  680              205
    Mortgage loans                                  7,140           12,770
    Real estate                                       118               92
    Policy loans                                    6,150            6,070
    Short-term investments and cash                 3,696            3,861
    Other investment income (loss)                    911              (39)
                                                 -------------------------
  Total investment income                         157,486          162,912

  Investment expenses                              (5,121)          (4,065)
                                                 --------------------------
  Net investment income                          $152,365         $158,847
                                                 ==========================


5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures mortality risks under certain of its insurance products with other insurance companies through reinsurance agreements. These reinsurance agreements primarily cover single premium endowment contracts and variable life insurance policies. Through these reinsurance agreements, substantially all mortality risks associated with SPE deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

Reinsurance ceded has reduced premiums by $9,644,000 in 1995 and $4,005,000 in 1994, benefits paid or provided by $422,000 in 1995 and $628,000 in 1994 and policy and contract liabilities by $67,447,000 at December 31, 1995 and $104,216,000 at December 31, 1994. Reinsurance assumed is not significant to the Company's premiums, benefits or policy and contract liabilities.

                       Integrity Life Insurance Company

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations. For 1995, SBM Life will file a separate return.

Income before income taxes differs from taxable income principally due to value of insurance in force, policy acquisition costs, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year tax provision and prior year tax provision were calculated including net operating loss carryover benefits of $14,084,000 and $1,757,000, respectively.

The Company had a net operating loss carryforward of approximately $7.0 million and $25.4 million at December 31, 1995 and December 31, 1994, respectively, expiring in the years 2005 to 2007.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account will become subject to tax at the then-current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1995, SBM Life had accumulated approximately $1,738,000 in its separate policyholders' surplus account. The Company has no plans to distribute amounts from the policyholders' surplus account, and no further additions to the account are allowed by the Tax Reform Act of 1984.

7. SURPLUS

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Commissioner are limited by statute to the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1996 are $17,572,000.

                       Integrity Life Insurance Company

7. SURPLUS (CONTINUED)

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend, the Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements.

The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1995 and 1994, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                       Integrity Life Insurance Company

8. ANNUITY RESERVES

At December 31, 1995 and 1994, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                        AMOUNT       PERCENT
                                                     -------------------------
                                                           (In Thousands)

At December 31, 1995:
 Subject to discretionary withdrawal (with
  adjustment):
    With market value adjustment                     $   81,678        4.0%
    At book value less current surrender charge of
     5% or more                                         371,396       18.0
    At market value                                     404,273       19.5
                                                     -------------------------

    Total with adjustment or at market value            857,347       41.5
 Subject to discretionary withdrawal (without
  adjustment) at book value with minimal or no
  charge or adjustment                                  664,997       32.2
 Not subject to discretionary withdrawal                542,014       26.3
                                                     -------------------------
 Total annuity reserves and deposit fund
  liabilities--before reinsurance                     2,064,358      100.0%
                                                                  ============

 Less reinsurance ceded                                  62,808
                                                     ----------
 Net annuity reserves and deposit fund liabilities   $2,001,550
                                                     ==========

                       Integrity Life Insurance Company

8. ANNUITY RESERVES (CONTINUED)

                                                        AMOUNT       PERCENT
                                                     -------------------------
                                                           (In Thousands)

At December 31, 1994:
 Subject to discretionary withdrawal (with
  adjustment):
    With market value adjustment                     $   49,122        2.4%
    At book value less current surrender charge of
     5% or more                                         418,712       20.6
    At market value                                     268,099       13.1
                                                     -------------------------

    Total with adjustment or at market value            753,933       36.1
 Subject to discretionary withdrawal (without
  adjustment) at book value with minimal or no
  charge or adjustment                                  776,196       38.1
 Not subject to discretionary withdrawal                526,708       25.8
                                                     -------------------------
 Total annuity reserves and deposit fund
  liabilities--before reinsurance                     2,038,837      100.0%
                                                                  ============

 Less reinsurance ceded                                 104,629
                                                     ----------
 Net annuity reserves and deposit fund liabilities   $1,934,208
                                                     ==========


9. SEPARATE ACCOUNTS

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

                       Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1995 is as follows:


                                                 *NONINDEXED         NON-
                                                  GUARANTEE       GUARANTEED
                                                 LESS THAN OR      SEPARATE
                                                 EQUAL TO 4%       ACCOUNTS      TOTAL
                                                 ----------------------------------------
                                                            (In Thousands)

Premiums, deposits and other considerations        $21,240         $108,590     $129,830
                                                  =======================================
Reserves for separate accounts with assets at
 fair value                                        $81,678         $429,907     $511,585
                                                  =======================================
Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
   With market value adjustment                    $81,678         $      -       $81,678
    At market value                                      -          429,907       429,907
                                                  ---------------------------------------
    Total separate account reserves                $81,678         $429,907      $511,585
                                                  =======================================

*Separate accounts with guarantees.

                       Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1995 and 1994 is presented below:

                                                         1995       1994
                                                   -------------------------
                                                        (In Thousands)
Transfers as reported in the Summary of
 Operations of the Separate Accounts
 Statement:
   Transfers to Separate Accounts                      $129,830   $195,591
   Transfers from Separate Accounts                     (43,344)   (33,003)
                                                     ---------------------
Net transfers to Separate Accounts                       86,486    162,588

Reconciling adjustments:
 Mortality and expense charges reported as
  other income                                            4,726      3,432
 Policy deductions reported as other income               1,605      1,387
                                                     ---------------------
Transfers as reported in the Summary of
 Operations of the Life, Accident and
 Health Annual Statement                                $92,817   $167,407
                                                     =====================

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                       Integrity Life Insurance Company

10. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                                     DECEMBER 31, 1995         DECEMBER 31, 1994
                                                 -------------------------------------------------
                                                  CARRYING                  CARRYING
                                                   AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                 -------------------------------------------------
                                                                   (In Thousands)
Assets:
  Bonds                                          $1,755,236   $1,797,097   $1,799,778   $1,632,221
  Preferred stocks                                    7,604        8,623        3,367        3,331
  Mortgage loans                                     38,612       38,612       91,130       91,130

Liabilities:
  Life and annuity reserves
    for investment-type contracts                $1,490,606   $1,571,032   $1,609,997   $1,634,330
  Separate account reserves                         485,951      484,406      316,178      315,177

Mortgage Loans

Pursuant to the terms of the acquisition of the Company, payments of principal and interest on mortgage loans are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

Life and Annuity Reserves for Investment-type Contracts

The fair value of structured settlements and immediate annuities are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of structured settlements and immediate annuities represents the fair values of those insurance policies as a whole. The fair value amounts of the remaining annuities are primarily based on the cash surrender values of the underlying policies.

Separate Account Reserves

The fair value of separate account reserves for investment-type products equals the cash surrender values.

                       Integrity Life Insurance Company

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1995 and 1994, the Company was charged $9,691,000 and $11,261,000, respectively for these services in accordance with the requirements of applicable insurance law and regulations.

In connection with the acquisition of the Company and its subsidiaries in 1993, ARM obtained a Term Loan Facility Agreement in the principal amount of $40.0 million. The loan amount is secured by a pledge of the shares of common stock of Integrity.